UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2008

NOVATEL WIRELESS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State of Incorporation)	000-31659	(I.R.S. Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code): (858) 320-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Novatel Wireless, Inc. (the “Company”) made available today on its website financial tables presenting its results of operations for the periods ended March 31, 2008 and June 30, 2008 as reported in its Quarterly Reports on Form 10-Q for these periods, compared to the preliminary results for these same periods as announced in the Company’s press releases issued on May 1, 2008 and August 19, 2008. Copies of these financial tables are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Financial tables for the periods ended March 31, 2008 and June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATEL WIRELESS, INC.

By:	/s/ Peter V. Leparulo
Peter V. Leparulo Chief Executive Officer

Date: November 18, 2008

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